UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                            CURRENT REPORT Pursuant
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) January 28, 2005
                                                        ----------------

                        INTERSTATE BAKERIES CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

                1-11165                                 43-1470322
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       (Commission File Number)              (IRS Employer Identification No.)

        12 East Armour Boulevard
          Kansas City, Missouri                           64111
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(Address of Principal Executive Offices)                (Zip Code)

                                (816) 502-4000
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        OTHER EVENTS.

         On January 28, 2005, Interstate Bakeries Corporation issued a press release, a copy of which is attached as Exhibit 99.1 and is hereby incorporated by reference, announcing that the Securities and Exchange Commission (the "SEC") has issued a formal order of private investigation into issues that were the subject of a previously announced informal inquiry by the SEC.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.       Description
-----------       -----------

     99.1 Interstate Bakeries Corporation press release dated January 28, 2005.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2005                   INTERSTATE BAKERIES
                                         CORPORATION


                                         By: /s/ Kent B. Magill
                                             ---------------------------------
                                             Kent B. Magill
                                             Vice President, General Counsel,
                                             and Corporate Secretary


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                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    99.1 Interstate Bakeries Corporation press release dated January 28, 2005.


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